-------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 10, 1999


                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  333-68513                   74-2440850
---------------------------         ------------            -------------------
State or Other Jurisdiction         (Commission              (I.R.S. Employer
      Of Incorporation)             File Number)            Identification No.)



        200 Vesey Street
        New York, New York                                          10285
  -------------------------------                                 ----------
  (Address of Principal Executive                                 (Zip Code)
            Offices)


       Registrant's telephone number, including area code: (212) 526-5594


                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events./1/
         ------------

     Filed concurrently herewith under Form SE are certain amended materials (the "Computational Materials") furnished to the Registrant by Lehman Brothers Inc. (the "Underwriter") in respect of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-BC2, Class A1, Class A2, Class A3, Class IO, Class M1, Class M2, Class M3 and Class B Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement, dated June 8, 1999, and a Prospectus, dated January 15, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-68513) (the "Registration Statement"). These amended Computational Materials will be incorporated by reference in the Registration Statement and amend and supersede in their entirety the Computational Materials filed on Form 8-K and dated June 9, 1999.

     The amended Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the amended Computational Materials are based to the Underwriter) in the preparation of the amended Computational Materials.

     Any statements or information contained in the amended Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.




--------
/1/ Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

                99.1              Amended Computational Materials. (P)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRUCTURED ASSET SECURITIES
                                          CORPORATION



                                        By:  /s/ Stanley Labanowski
                                             ----------------------------
                                             Name:  Stanley Labanowski
                                             Title:  Vice President



Dated:  June 11, 1999

                                  EXHIBIT INDEX



Exhibit No.          Description                                 Page No.
-----------          -----------                                 --------


99.1                 Computational Materials                        P

                    Exhibit 99.1 Computational Materials (P)

                      [To be filed on Form SE pursuant to a
                         continuing hardship exemption]